Exhibit 99.1


Name and Address of Reporting Person:        Leslie H. Wexner
                                             c/o Limited Brands, Inc.
                                             Three Limited Parkway
                                             Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:    Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):             11/16/2006


                                    Amount of
                                   Securities
                                  Beneficially
                                      Owned                      Ownership
                                    Following                      Form:
                                    Reported                   Direct (D) or              Nature of Indirect
 Title of Security               Transaction(s)                 Indirect (I)             Beneficial Ownership
 -----------------               --------------                 ------------             --------------------
Common Stock                      15,000,000                      I (3)             The Family Trust

Common Stock                       8,953,470                      D/I  (2)          (2)

Common Stock                       8,628,402                      D/I  (1)          (1)

Common Stock                       4,892,608                      I  (3)            Wexner Personal Holdings
                                                                                    Corporation

Common Stock                       4,571,601                      I  (3)            R.H.R.E.I. Trust

Common Stock                       3,300,568                      I  (3)            Trust 600

Common Stock                       1,321,498  (5)                 I  (3)            Held in Limited Brands, Inc.
                                                                                    Savings and Retirement Plan for
                                                                                    Leslie H. Wexner's account



See Notes on next page.

Name and Address of Reporting Person:         Leslie H. Wexner
                                              c/o Limited Brands, Inc.
                                              Three Limited Parkway
                                              Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:     Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              11/16/2006


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of October 31, 2006. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.



Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                            Abigail S. Wexner

Address of Joint Filer:                         c/o Limited Brands, Inc.
                                                Three Limited Parkway
                                                Columbus, OH  43216

Relationship of Joint Filer to Issuer:          Director

Issuer Name and Ticker or Trading Symbol:       Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                11/16/2006

Designated Filer:                               Leslie H. Wexner



SIGNATURE:

Abigail S. Wexner
--------------------------------
Abigail S. Wexner


November 20, 2006
-----------------
Date